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                           LIFE                        Aetna Life Insurance and Annuity     [AETNA EXPRESS]
[Aetna Logo]               INSURANCE                   Co.
                           PRE-APP                     151 Farmington Avenue
                                                       Hartford, CT  06156-1961
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 File No.                      State of Delivery       TIA Form if required    Cash with App         Amount
                                                       |_| Yes |_| No          |_| Yes |_| No        $
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 1. Proposed Insured
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 Print Full Legal Name (First, Middle, Last)                     Sex:               Date of Birth:     SSN:
                                                                 |_| M |_| F
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 Residence Address, City, State and Zip Code                                                           Place of Birth:

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 2.  Occupation Information
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 Employer Name:                                          Occupation:                        Annual Income:
                                                                                            $
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 3.  Replacement Information
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 Will life insurance or annuity in any Company  be replaced or changed if insurance applied for is issued: |_| Yes |_|
 No
 If Yes,       |_| Internal   |_| External   |_| Internal 1035   |_| External 1035
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 4.  Plan Information
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     Basic Plan                                                        Face Amount $
                ------------------------------------------------------             --------------------------------------
     Death Benefit Option (if                        Modal $                         Planned $
                               --------------               --------------------              ------------
     List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB)

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 5.  Billing Information
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     |_| Direct Bill - Annual            |_| ACP                         District Number:
                                                                       --------------------------------------------------
     |_| Direct Bill - Semi Annual       |_| Salary Deduction            District Name:
                                        ---------------------------------------------------------------------------------
     |_| Direct Bill - Quarterly         NYSUT member or agency fee payor:
                                        ---------------------------------------------------------------------------------
                                         Social Security Number:
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 6.  Beneficiary Information
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 Primary - Name:                                       SSN:                Relationship:             Share/Proceed Amount
                                                                                                     $
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 Secondary (if any):                                   SSN:                Relationship:             Share/Proceed Amount
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 Final Designation:
 |_| Estate of the Insured                     |_| Executors or Administrators of the Survivor of the Beneficiary (ies).
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7.  Owner Information (If other than the Proposed Insured)
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 Primary - Name/DOB:                             SSN:                    Relationship:               Share/Proceed Amount
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 Secondary (if any):                             SSN:                    Relationship:               Share/Proceed Amount
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 Final Designation:
 |_| Insured |_| Insured at legal age in delivery state |_| Executors or Administrators of the Survivor of the Owner(s).
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 8.  Payor Information
 |_| Same as Owner (Provide address information)                         |_| Other  (if other complete)
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 Name:                                                          Relationship                     SSN/TIN:
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 Residence Address, City, State and Zip Code

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 9.  Tobacco & Health Information
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 In the past twelve (12) months have you used tobacco in any form?                                         |_| Y  |_| N
 Have you in the last ten (10) years had or been treated for diabetes, cancer, heart disease,
 alcoholism, drug abuse or high blood pressure?                                                            |_| Y  |_| N
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 10.  Contact Information
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 Contact me at:                                Home Phone:                                  Business Phone:
 |_| Home |_| Work |_| Both                    (    )                                       (    )
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 Best Time to Call:                            From/AM-PM            To/AM-PM               From/AM-PM           To/AM-PM

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 11.  Agent Information
 Is the proposed insurance for business purposes?                                                         |_| Y  |_| N
 If Yes, are other principals commensurately insured?                                                     |_| Y  |_| N
 Is application in Lieu of Group?                                                                         |_| Y  |_| N
 If Proposed insured is under age 15, are parents/guardians and all siblings insured?                     |_| Y  |_| N
 If Yes, please provide amounts:            $
                                            -----------------------------------------------------------------------------

 Besides yourself will any other third party be compensated to influence the applicant's decision to purchase this contract?
 |_| Yes  |_| No.  If yes, provide the name of that third party
                                                               ----------------------------------------------------------

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 Agency Code          Agent Life Code           Agent Name (print)                                Agent Split Information
-------------------------------------------------------------------------------------------------------------------------

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 Agent Address:                                                                                        Phone Number:

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 The answers above are true and complete to the best of my knowledge and belief. I agree that coverage can take effect only if the proposed insured is alive, all answers in the Life Application material to the risk are still true and complete to the best of my knowledge and belief when the contract is delivered and the entire first premium is paid.
 I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured or of any changes to any answers on this Pre-App or the Life Application prior to delivery of the contract.
 No Insurance contract or coverage is created by completion of this pre-app.

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 Signature of (Proposed) Insured                                                                           Date

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 Signature of Applicant/Owner, if other than proposed insured                                              Date

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 Signature of Agent                                                        Agent License #                 Date

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 Signed at (City, State)
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 Authorization To Obtain and Disclose Information
 On behalf of myself or any minor children proposed for insurance in this application, I hereby authorize: any licensed physician, medical practitioner, hospital, clinic or medically related facility, insurance company, consumer reporting agency, and MIB, Inc. to release to Aetna Life Insurance and Annuity Company for purposes of determining eligibility for life insurance coverage or claim for benefits:
   Any information or records concerning the mental and physical history, condition and treatment, general character, habits, reputation, mode of living, occupation, income, financial status, aviation activities, and hazardous hobbies of any proposed insured. I understand that the information released under this authorization will be used for purposes of determining eligibility for life coverage or claims for benefits and I authorize Aetna to redisclose the information for those purposes to MIB, Inc, to any reinsurer and to other life insurance companies with whom I have or may apply for coverage or to whom a claim for benefits may be submitted. This authorization is valid until 2 years after the effective date of any contract issued in connection with this authorization, or for use in an investigation of a claim for benefits that is submitted on this contract within this two year period. A photocopy of this authorization is as valid as the original.

 I have received Aetna's Underwriting Notice, which includes the MIB, Inc., and Fair Credit Reporting Act Notices.
 I understand that information pertaining to me will not be disclosed without my authorization except as described under
 "Disclosure of Information to Others" in the accompanying Underwriting Notice, or as otherwise permitted or required by law.
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Signature of (Proposed) Insured                                                                            Date
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